UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2023 (August 15, 2023)

HOLLY ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-32225	20-0833098
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2828 N. Harwood St., Suite 1300	Dallas, Texas	75201
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Limited Partner Units	HEP	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 15, 2023, Holly Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with HF Sinclair Corporation, a Delaware corporation (“Parent”), Navajo Pipeline Co., L.P., a Delaware limited partnership and an indirect wholly owned subsidiary of Parent (“HoldCo”), Holly Apple Holdings LLC, a Delaware limited liability company and a wholly owned subsidiary of HoldCo (“Merger Sub”), HEP Logistics Holdings, L.P., a Delaware limited partnership and the general partner of the Partnership (“HLH”), and Holly Logistic Services, L.L.C., a Delaware limited liability company and the general partner of HLH (the “General Partner”), pursuant to which Merger Sub will merge with and into the Partnership, with the Partnership surviving as an indirect, wholly owned subsidiary of Parent (the “Merger”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each outstanding common unit representing a limited partner interest in the Partnership (each, a “Partnership Common Unit”) other than Partnership Common Units owned by Parent and its subsidiaries, including HoldCo, will be converted into the right to receive (a) 0.3150 shares of common stock, par value $0.01 per share, of Parent (the “Common Stock”) and (b) $4.00 in cash per Partnership Common Unit, without interest (the “Cash Consideration” and, together with the shares of Common Stock to be issued in the Merger, the “Merger Consideration”) and (ii) each (a) Partnership Service LTIP Award (unless specifically noted in clause (b) or (c)) and Partnership Performance LTIP Award with a performance period ending in 2024 or beyond will be converted (with respect to performance awards, at target levels) into restricted stock units relating to a number of shares of Parent Common Stock, as adjusted by the Equity Award Exchange Ratio; (b) Director LTIP Awards granted prior to the execution of the Merger Agreement and Partnership Performance LTIP Awards with a performance period ending in 2023 will vest and convert (with respect to the Partnership Performance LTIP Awards, at actual performance levels) into the right to receive the Merger Consideration and any accrued dividend rights on the original award; (c) Director LTIP Awards granted following the execution of the Merger Agreement will vest on a pro-rata basis (based on months of service) and convert into the right to receive the Merger Consideration and any accrued dividend rights on the original award; and (d) Partnership Cash Awards will be assumed by the Parent on substantially the same terms and conditions as were applicable to the corresponding Partnership Cash Award.

In connection with the Merger, (i) the General Partner’s non-economic general partner interest in the Partnership, (ii) the General Partner’s Special General Partner Interest in the Partnership, and (iii) the Partnership Common Units owned by Parent and its subsidiaries, including HoldCo, will not be cancelled, will not be converted into the Merger Consideration and will remain outstanding following the Merger as a non-economic general partner interest in the Partnership, a Special General Partner Interest in the Partnership and as Partnership Common Units, respectively.

The conflicts committee (the “Partnership Conflicts Committee”) of the board of directors of the General Partner (the “GP Board”) has unanimously and in good faith (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are in the best interests of the Partnership, including the Partnership Unaffiliated Unitholders, (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger (the foregoing constituting “Special Approval” for all purposes of the Partnership Agreement, including Section 7.9(a) thereof) on the terms and subject to the conditions set forth in the Merger Agreement, (iii) recommended that the GP Board approve the Merger Agreement and the transactions contemplated thereby, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, and (iv) resolved and recommended that the GP Board resolve, to (a) direct that the Merger Agreement and the Merger be submitted to a vote of the Limited Partners for approval and (b) recommend approval of the Merger Agreement and the Merger by the Limited Partners at a special meeting of the Limited Partners (including any postponement, adjournments or recesses thereof, the “Partnership Special Meeting”). The GP Board (acting, in part, based upon the recommendation of the Partnership Conflicts Committee) has unanimously and in good faith (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are in the best interests of the Partnership, including the Partnership Unaffiliated Unitholders, (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, (iii) directed that the Merger Agreement and the Merger be submitted to a vote of the Limited Partners for approval and (iv) resolved to recommend approval of the Merger Agreement and the Merger by the Limited Partners at the Partnership Special Meeting.

The conflicts committee (the “Parent Conflicts Committee”) of the board of directors of Parent (the “Parent Board”) has unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of shares of Common Stock as part of the Merger Consideration (the “Parent Stock Issuance”), are in the best interests of Parent and the stockholders of Parent as of the date of the Merger Agreement (the “Parent Stockholders”), (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger and the Parent Stock Issuance, on the terms and subject to the conditions set forth in the Merger Agreement, (iii) recommended that the Parent Board approve the Merger Agreement and the transactions contemplated thereby, including the Merger and the Parent Stock Issuance, on the terms and subject to the conditions set forth in the Merger Agreement, and (iv) resolved and recommended that the Parent Board resolve, to (a) direct that the Parent Stock Issuance be submitted to a vote of the Parent Stockholders for approval at a special meeting of the Parent Stockholders and (b) recommend approval of the Parent Stock Issuance by the Parent Stockholders (the “Parent Stockholder Approval”) at a special meeting of the Parent Stockholders (the “Parent Special Meeting”). The Parent Board (acting, in part, based upon the recommendation of the Parent Conflicts Committee) has unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger and the Parent Stock Issuance, are in the best interests of Parent and the Parent Stockholders, (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger and the Parent Stock Issuance, on the terms and subject to the conditions set forth in the Merger Agreement, (iii) directed that the Parent Stock Issuance be submitted to a vote of the Parent Stockholders for approval at the Parent Special Meeting and (iv) resolved to recommend approval of the Parent Stock Issuance by the Parent Stockholders at the Parent Special Meeting. The approval of the Parent Stockholders is required by New York Stock Exchange (“NYSE”) rules relating to issuances of securities to certain related parties.

The Merger Agreement provides that each of the Partnership Conflicts Committee, GP Board, Parent Conflicts Committee and Parent Board may change its recommendation in favor of the Merger Agreement and the transactions contemplated thereby in certain circumstances.

The Merger Agreement contains customary representations and warranties from the parties, and each party has agreed to customary covenants, including, among others, covenants relating to (i) the conduct of business during the interim period between the execution of the Merger Agreement and the Effective Time and (ii) the obligation to use reasonable best efforts to cause the Merger to be consummated.

Completion of the Merger is subject to certain customary closing conditions, including, among others: (i) approval of the Merger Agreement by holders of a majority of outstanding Partnership Common Units, (ii) approval of the Parent Stock Issuance by the Parent Stockholders, (iii) there being no law, injunction, judgment or ruling prohibiting consummation of the transactions contemplated by the Merger Agreement or making the consummation of such transactions illegal, (iv) termination or expiration of any waiting period contemplated by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (v) the effectiveness of a registration statement on Form S-4 relating to the shares of Common Stock to be issued by Parent as part of the Merger Consideration, (vi) approval for listing on the NYSE, subject to official notice of Common Stock issuance, if required, of the shares of Common Stock deliverable to the holders of the Partnership Common Units as contemplated by the Merger Agreement, or compliance with any notice requirement for the use of treasury shares required in place of an approved NYSE listing application, (vii) subject to specified materiality standards, the accuracy of certain representations and warranties of each party, and (viii) compliance by each party in all material respects with its covenants.

The Merger Agreement provides for certain termination rights for both Parent and the Partnership, including in the event that (i) the parties agree by mutual written consent duly authorized by the Parent Board and the Partnership Conflicts Committee to terminate the Merger Agreement, (ii) the Merger is not consummated by February 15, 2024, (iii) a law or injunction prohibiting the consummation of the transactions contemplated by the Merger Agreement is in effect and has become final and non-appealable, (iv) the Partnership Unitholder Approval is not obtained at the Partnership Special Meeting, (v) the Parent Stockholder Approval is not obtained at the Parent Special Meeting, (vi) either party breaches or fails to perform certain of its representations, warranties, covenants or agreements set forth in the Merger Agreement (subject to certain materiality thresholds and cure periods), or (vii) an adverse recommendation change of either Parent or the Partnership occurs. The Merger Agreement provides that upon termination of the Merger Agreement under certain circumstances, (i) the Partnership will be obligated to reimburse Parent for its expenses, up to a maximum amount of $5.0 million, (ii) Parent will be obligated to reimburse the Partnership for its expenses, up to a maximum amount of $5.0 million, or (iii) the terminating party shall promptly pay the designee of the non-terminating party a termination fee in an amount in cash equal to $10.0 million, in the event the Partnership is the owing party, or $20.0 million, in the event Parent is the owing party.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

The foregoing summary of the Merger Agreement has been included to provide investors and securityholders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about Parent, the Partnership or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specified dates, were solely for the benefit of the respective parties to such agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to such agreement instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Parent, the Partnership or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Parent’s or the Partnership’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On August 16, 2023, Michael C. Jennings, Chief Executive Officer and President of the Partnership, sent a letter to the Partnership employees announcing the Partnership’s entry into the Merger Agreement. A copy of the letter sent to the Partnership employees is attached as Exhibit 99.1 to, and is incorporated by reference into, this Current Report on Form 8-K.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Additional Information and Where You Can Find It

This report does not constitute a solicitation of any vote or approval with respect to the proposed Merger (the “Proposed Transaction”) between Parent and the Partnership. In connection with the Proposed Transaction, Parent and the Partnership expect to file relevant materials with the Securities and Exchange Commission (“SEC”), including a registration statement on Form S-4 filed by Parent that will include a joint proxy statement of Parent and the Partnership that also constitutes a prospectus of Parent. INVESTORS AND SECURITYHOLDERS OF PARENT AND THE PARTNERSHIP ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR MAY BE FILED WITH THE SEC (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND THE RISKS ASSOCIATED WITH THE PROPOSED TRANSACTION. The registration statement and joint proxy statement/prospectus, when available, will be sent to securityholders of Parent and the Partnership relating to the Proposed Transaction. Investors and securityholders may obtain a free copy of such documents and other relevant documents (if and when available) filed by Parent or the Partnership with the SEC from the SEC’s website at www.sec.gov. Securityholders and other interested parties will also be able to obtain, without charge, a copy of such documents and other relevant documents (if and when available) from Parent’s website at www.hfsinclair.com under the Investor Relations page or from the Partnership’s website at www.hollyenergy.com on the Investors page.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Parent, the Partnership and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information about these persons is set forth in Parent’s proxy statement relating to its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2023; Parent’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 28, 2023; the Partnership Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 28, 2023, and subsequent statements of changes in beneficial ownership on file with the SEC. Securityholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ securityholders generally, by reading the registration statement and proxy statement/prospectus and other relevant documents regarding the Proposed Transaction (if and when available), which will be filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

The statements in this Current Report on Form 8-K relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in Parent’s and the Partnership’s filings with the SEC. Forward-looking statements use words such as “anticipate,” “project,” “will,” “expect,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding Parent’s and the Partnership’s plans and objectives for future operations or the Proposed Transaction. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that Parent’s and the Partnership’s expectations will prove correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, the ability of Parent or the Partnership to consummate the Proposed Transaction; the risk that the Proposed Transaction does not occur; negative effects from the pendency of the Proposed Transaction; failure to obtain the required approvals for the Proposed Transaction; the time required to consummate the Proposed Transaction; the focus of management time and attention on the Proposed Transaction and other disruptions arising from the Proposed Transaction; the ability of the Parent to achieve the expected earnings per share and cash flow accretion and other expected benefits from the Proposed Transaction; legal proceedings that may be instituted against Parent or the Partnership following the announcement of the Proposed Transaction; the demand for and supply of crude oil and refined products, including uncertainty regarding the increasing societal expectations that companies address climate change; risks and uncertainties with respect to the actual quantities of petroleum products and crude oil shipped on our pipelines and/or terminalled, stored or throughput in our terminals and refinery processing units; the economic viability of Parent, the Partnership’s other customers and the Partnership’s joint ventures’ other customers, including any refusal or inability of the Partnership’s or the Partnership’s joint ventures’ customers or counterparties to perform their obligations under their contracts; the demand for refined petroleum products in the markets we serve; the Partnership’s ability to purchase operations and integrate the operations the Partnership has acquired or may acquire, including the acquired Sinclair Transportation business; the Partnership’s ability to complete previously announced or contemplated acquisitions; the availability and cost of additional debt and equity financing; the possibility of temporary or permanent reductions in production or shutdowns at refineries utilizing our pipelines, terminal facilities and refinery processing units, due to reductions in demand, accidents, unexpected leaks or spills, unscheduled shutdowns, infection in the workforce, weather events, global health events, civil unrest, expropriation of assets, and other economic, diplomatic, legislative, or political events or developments, terrorism, cyberattacks, or other catastrophes or disruptions affecting Parent’s and/or the Partnership’s operations, terminal facilities, machinery, pipelines and other logistics assets, equipment, or information systems, or any of the foregoing of Parent’s and/or the

Partnership’s suppliers, customers, or third-party providers or lower gross margins due to the economic impact of inflation and labor costs, and any potential asset impairments resulting from, or the failure to have adequate insurance coverage for or receive insurance recoveries from, such actions; the effects of current and future government regulations and policies, including increases in interest rates; delay by government authorities in issuing permits necessary for our business or our capital projects; the Partnership’s and the Partnership’s joint venture partners’ ability to complete and maintain operational efficiency in carrying out routine operations and capital construction projects; the possibility of terrorist or cyberattacks and the consequences of any such attacks; uncertainty regarding the effects and duration of global hostilities, including the Russia-Ukraine war, and any associated military campaigns which may disrupt crude oil supplies and markets for refined products and create instability in the financial markets that could restrict the Partnership’s ability to raise capital; general economic conditions, including economic slowdowns caused by a local or national recession or other adverse economic condition, such as periods of increased or prolonged inflation; the impact of recent or proposed changes in the tax laws and regulations that affect master limited partnerships; and other financial, operational and legal risks and uncertainties detailed from time to time in Parent’s and the Partnership’s SEC filings, and those risks that will be described in the registration statement on Form S-4 and accompanying prospectus available from the sources indicated below, whether or not related to the Proposed Transaction. These risks, as well as other risks associated with the Proposed Transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the Proposed Transaction. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated August 15, 2023, by and among HF Sinclair Corporation, Navajo Pipeline Co., L.P., Holly Apple Holdings LLC, Holly Energy Partners, L.P., HEP Logistics Holdings, L.P., and Holly Logistic Services, L.L.C.

99.1	Letter to certain employees of Holly Energy Partners, L.P. on August 16, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL).

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By: HEP LOGISTICS HOLDINGS, L.P.
its General Partner

By: HOLLY LOGISTIC SERVICES, L.L.C.
its General Partner

Date: August 16, 2023	By:	/s/ John Harrison
	Name:	John Harrison
	Title:	Senior Vice President,
Chief Financial Officer and Treasurer